EXHIBIT 24.1

                                POWER OF ATTORNEY
                           (1993 Stock Incentive Plan)
                 (1997 Employee Nonqualified Stock Option Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of HOLLYWOOD ENTERTAINMENT CORPORATION, does hereby constitute and appoint MARK J. WATTLES and DONALD J. EKMAN and either of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Hollywood Entertainment Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Hollywood Entertainment Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Hollywood Entertainment Corporation issuable pursuant to the 1993 Stock Incentive Plan and the 1997 Employee Nonqualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Hollywood Entertainment Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 14, 1997


MARK J. WATTLES                        DONALD J. EKMAN
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Mark J. Wattles                        Donald J. Ekman



F. MARK WOLFINGER                      RICHARD A. GALANTI
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F. Mark Wolfinger                      Richard A. Galanti


JAMES N. CUTLER, JR.
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James N. Cutler, Jr.